JPMORGAN FUNDS
JPMORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
(Class A Shares)
(each, a series of JPMorgan Trust II)

Supplement dated May 23, 2008
to the Prospectus, dated November 1, 2007,
as supplemented February 29, 2008

In order to implement changes with respect to the contingent deferred sales charge applicable to sales of Class A Shares of the JPMorgan Equity Index Fund (“Equity Index Fund”) and the JPMorgan Market Expansion Index Fund (“Market Expansion Index Fund”) of $1 million or more, for sales after June 30, 2008, the following footnote replaces the footnote marked with two asterisks under the chart “Total Sales Charge for Funds” in the section “Sales Charges — Class A Shares”:

** If you purchase $1 million or more of Class A Shares of the Funds (other than the Equity Index Fund or Market Expansion Index Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of the Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.25% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase. If you purchase $1 million or more of Class A Shares of the Equity Index Fund and are not assessed a sales charge at the time of purchase, you will not be charged any subsequent amount when you redeem. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. Although Financial Intermediaries will not receive payments for purchases of Class A Shares of the Equity Index Fund, such purchases will count towards the cumulative investment of $1 million or more. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USE-FF-508

JPMORGAN FUNDS
JPMORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
(Class A Shares)
(each, a series of JPMorgan Trust II)

Supplement dated May 23, 2008
to the Statement of Additional Information,
dated November 1, 2007,
as supplemented November 27, 2007, January 25, 2008 and
February 22, 2008

In order to implement changes with respect to the finder’s fees paid on Class A Shares of the JPMorgan Equity Index Fund (“Equity Index Fund”) and the JPMorgan Market Expansion Index Fund (“Market Expansion Index Fund”), for sales after June 30, 2008, the following paragraphs replace the first and second paragraphs and the related schedule following immediately thereafter in the section titled “Financial Intermediaries — Finder’s Fee Commissions” of the Statement of Additional Information:

Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds (except as noted below), the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

With respect to sales of the Equity Index Fund, no finder’s fee will be paid, although the Equity Index Fund is still deemed to be a Qualifying Fund for purposes of aggregating total sales. To the extent the Equity Index Fund is included in the total sales, the applicable finder’s fee will only be paid on the non-Equity Index Fund portion of the sales.

With respect to the Market Expansion Index Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*
$1,000,000 or more**	0.25%

* If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

** If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Market Expansion Index Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.25% of the sale of the Class A Shares of the Market Expansion Index Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-USE-FF-508